ONEROUS TRANSFER OF MINING RIGHTS PROMISE CONTRACT SUBSCRIBED ON ONE HAND BY A) CORPORACIÒN KEDAH, S. A. DE C. V., REPRESENTED IN THIS ACT BY HÈCTOR MANUEL CERVANTES SOTO, IN HIS PERSONALITY AS SOLE ADMINISTRATOR AND LEGAL REPRESENTATIVE (THE PRINCIPAL), AND ON THE OTHER, BY B) AMERICAN METAL MINING, S. A. DE C. V., REPRESENTED IN THIS ACT RAMIRO TREVIZO GONZÀLEZ, IN HIS PERSONALITY AS GENERAL PROXY (THE ASSIGNEE), JOINTLY NAMED AS THE “PARTIES“ ACCORDINGLY WITH THE FOLLOWING STATED PREVIOUS RECORDS, DECLARATIONS AND CLAUSES.

PREVIOUS RECORDS

I.

Prior to the date of the subscription on this present contract the PRINCIPAL acquired the rights derived from the registry request of the 2 (two) mining concessions described ahead (the FUTURE CONCESSIONS), and same that will be integrated in the project known as “La Verde”.

Lot:	MINA EL ROSARIO
File:	095/13646
Surface:	54.2402 Hectares.
Location:	Municipality of Choix, State of Sinaloa.

Lot:	LA VERDE 5
File:	95/13521
Surface:	72.7999 Hectares.
Location:	Muncipality of Choix, State of Sinaloa.

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TRANSFER OF MINING RUGHTS CONTRACT PROMISE SUBSCRIBED ON THE 26TH APRIL 2011 BETWEEN CORPORACIÒN KEDAH, S. A. DE C. V., AND AMERICAN METAL MINING, S. A. DE C. V.

II.         In recently past days, the PRINCIPAL explained to the ASSIGNEE the possibility of transferring in his favor the mining rights derived from the FUTURE CONCESSIONS once these were definitely granted in his favor;

III.

The ASSIGNEE considered the PRINCIPAL’S proposal as feasible because it benefited his interests, and;

IV.

Derivative from the foregoing, PARTIES decided to subscribe this present contract with the purpose of convening to the terms and conditions that would regulate the mercantile relationship regarding the FUTURE CONCESSIONS for all legal purposes that might arise.

DECLARATIONS

I.

The PRINCIPAL declares through the offices of its legal representative and under oath of stating the truth, that:

1.

It is a Mexican mercantile society, specifically a Stock Company with Varying Amount of Capital, duly established and operating in agreement with the applicable and current legislation of the United States of Mexico as witnessed in Public Writ number 11,750 granted on the 23rd  July 2009 before testimony of Jorge Mazpùlez Pèrez, Attorney at Law and Public Notary number 14 for the Morelos Judicial District, State of Chihuahua, and instrument that was correctly inscribed in the Public Registry of Property and Commerce of said district under electronic mercantile folio number 25,362*10 as of the 18th August 2009 and reason why it enjoys the personality and necessary as well as sufficient capacity to intervene in this present judicial act;

2.

Its representative enjoys the faculties, the sufficient and necessary powers and mandates to subscribe this present contract in the ASSIGNEE’S representation as already proven in the before indicated numeral, and same that have not been limited, restrained, suspended or revoked to date.

3.

It is duly inscribed in the Federal Taxpayers Registry with identification number CKE-090723-435 and is to date current in his tax payments and other contributions that might have corresponded to him in agreement with the applicable and current fiscal legislation;

4.

Within its social object there is contemplated the possibility of becoming title holder of all kinds of mining rights, as well as to promise to transfer them onerously, as is the case of the operation documented by virtue of this present instrument;

5.

It is the legitimate title holder of the rights related with the registry request of the FUTURE CONCESSIONS, just as has been written in the previous records of this instrument;

6.

On the 6th April 2011, he subscribed with Messrs Manuel Coronel Beltràn and Fernando Alonso Huerta Elenes a sales-purchase contract and/or transfer of rights of the titles of the Mining Concession and Claim of Mining Rights regarding the acquisition of the FUTURE CONCESSIONS, and on account of which said contract is the only one of its kind that he ahs celebrated, and the subscription of this present instrument does not imply any non compliance on his part whatsoever (of the PRINCIPAL) to commitments already engaged in in favor of third parties, situation that guarantees as of this moment in favor of the ASSIGNEE for all legal effects that may take place;

7.

Prior to the date of this present contract he received from the ASSIGNEE a cash amount consisting of ·30,000.00 Dollars (Thirty thousand Dollars 00/100 in United State of America Currency) as advance of the price to be paid for due to the definite transfer of 100% (one hundred per cent) of the mining rights derived from the concessions granted once the FUTURE CONCESSIONS are correctly transferred by the competent authorities (the ADVANCE), and;

TRANSFER OF MINING RUGHTS CONTRACT PROMISE SUBSCRIBED ON THE 26TH APRIL 2011 BETWEEN CORPORACIÒN KEDAH, S. A. DE C. V., AND AMERICAN METAL MINING, S. A. DE C. V.

8

It is his free will to subscribe this present agreement with the purpose of agreeing on the terms and conditions that will regulate their mercantile relationship with the PRINCIPAL regarding the FUTURE CONCESSION as indicated in the forthcoming clauses:

II.

The PRINCIPAL declares through the offices of its legal representative and under oath of stating the truth, that:

1.

It is a Mexican mercantile society, specifically a Stock Company with Varying Amount of Capital, duly established and operating in agreement with the applicable and current legislation of the United States of Mexico as witnessed in Public Writ number 17,227 granted on the 4th  December 2006 before testimony of Eugenio Fernando Garcìa Russek, Attorney at Law and applicant to the position of Public Notary and ascribed to Public Notary number 28 for the Morelos Judicial District, State of Chihuahua, per license of the office’s Title Holder Felipe Colomo Castro, and instrument that was correctly inscribed in the Public Registry of Property and Commerce of said district under electronic mercantile folio number 23,327*10 as of the 22nd  December 2006 and reason why it enjoys the personality and necessary as well as sufficient capacity to intervene in this present judicial act;

2.

Its representative enjoys the faculties, the sufficient and necessary powers and mandates to subscribe this present contract in AMM’S representation as already proven in Public Writ number 22,497, granted on the 10th June 2008 before testimony of Mrs. Elsa Ordòñez Ordòñez, applicant to the office of Notary Public and ascribed to Public Notary number 28 of the Morelos Judicial District and acting per license of the office’s Title Holder Felipe Colomo Castro, and instrument that was correctly inscribed in the Public Registry of Property and Commerce of said district under mercantile electronic folio number 23,327*10 as of the 19th June 2008 and same that have not been limited, restrained, suspended or revoked to date, and;

3.

The subscription of this present instrument does not imply any transgression of powers, mandates or faculties, as it has had the opportunity of being placed before the consideration of the shareholders of the ASSIGNEE both in terms and conditions related with the present business, and its formalization having been duly approved under the terms of its own statutory regime.

4.   It is duly inscribed in the Federal Taxpayers Registry with identification number AMM-061204-4R7, and is to date current in its tax payments and other contributions that might have corresponded according to the applicable and current legislation covering the matter;

5.

Within its social object there is contemplated the possibility of becoming title holder of all kinds of mining rights, as well as to promise to transfer them onerously, as is the case of the operation documented by virtue of this present instrument;

6.

It is adequately inscribed in the Public Registry of Mines, specifically in the Book of Mining Societies, and;

7.

It is his free will to subscribe this present agreement with the purpose of agreeing on the terms and conditions that will regulate their mercantile relationship with the ASSIGNEE regarding the FUTURE CONCESSION as indicated in the forthcoming clauses:

III.

PARTIES declare through the offices of their respective legal representatives and under oath of stating the truth, that they assist to the subscription of this present document in good faith, free of deceit, error, violence or any other vitiation in their consent with the purpose of committing themselves to the following:

CLAUSES

FIRST. PROMISE: Under the terms of article 2,243 of the Federal Civil Code, by virtue of the subscription of this present contract, the PRINCIPAL promises and expressly commits himself to cede in the future in favor of the ASSIGNEE 100% (one hundred per cent) of the mining rights that might derive from the conclusion of the registry procedures of the FUTURE CONCESSION, free of liens, burden, attachments or limitation in domain of any

TRANSFER OF MINING RUGHTS CONTRACT PROMISE SUBSCRIBED ON THE 26TH APRIL 2011 BETWEEN CORPORACIÒN KEDAH, S. A. DE C. V., AND AMERICAN METAL MINING, S. A. DE C. V.

kind. On its part, and as a counterclaim concept for the eventual transfer already described, the ASSIGNEE promises and expressly obliges himself to pay in favor of the PRINCIPAL the amount described in the forthcoming clauses.

SECOND. TERMS AND CONDITIONS OF THE PROMISE: PARTIES agree in subjecting the promise decided upon in the previous clause to the following terms and conditions:

1.

The PRINCIPAL formally commits himself to continue with the totality of the procedures required until the obtainment of the definite registry that will cover the FUTURE CONCESSIONS in his favor;

2.

Once the described procedures are fully completed, the PRINCIPAL will notify the ASSIGNEE of such a circumstance  within the following 5 (five) able days of being notified of the grant of the FUTURE CONCESSIONS.

3.

Within 60 (sixty) days following the date of the described notification, PARTIES must subscribe the contract of the onerous transfer of the corresponding mining rights (the CONTRACT), as well as to proceed to its ratification before Public Notary and its inscription before competent authorities.

4.

For the transfer of rights derived from the FUTURE CONCESSIONS, the ASSIGNNEE obliges himself as of this moment to pay in favor of the PRINCIPAL the amount of $60,000.00 Dollars (Sixty thousand Dollars 00/100 in United States of America Currency), plus the corresponding Added Value Tax, that is, a sum total of $69,600.00 Dollars (Sixty nine and six hundred thousand Dollars 00/100 in United States Currency). (the PRICE).

5.

The PRICE for the transfer of the right derived from the FUTURE CONCESSIONS must be paid accordingly to the following schedule of payments: 1. Prior to the date of subscription of this present contract, the amount of the ADVANCE, that is, the amount of $30,000.00 Dollars (thirty thousand Dollars 00/100 in United States Currency), amount the PRINCIPAL accepts having already received from the ASSIGNEE under the terms of this instrument; 2. On the date of ratification of this present contract, the amount of $15,000.00 Dollars (fifteen thousand Dollar 00/100 in United States Currency), and 3. Within the following 4 (four) natural nays from the date of subscription of this present contract, the amount of $24,600.00 Dollars (Twenty four and six hundred thousand Dollars 00/100 in United States Currency), concluding thus with the totality of the PRICE.

6.

The PRICE must be honored through a nominal check for deposit into the beneficiary’s account or through an electronic transfer of funds, precisely on the date of the subscription of the CONTRACT.

7.

Against the payment of the PRICE, the PRINCIPAL will issue in favor of the ASSIGNEE a voucher that includes all tax requirements due to the applicable and current fiscal legislation;

8.

The registry procedure before competent authorities regarding the CONTRACT must be carried out by the ASSIGNEE.

9.

The totality of expenses incurred in on account of the preparation, signature, ratification and inscription of the CONTRACT must be paid by the ASSIGNEE.

10.

According to the disposition of article 2,245 of the Federal Civil Code, PARTIES agree that this present contract only commits them to carry out future judicial acts, only in so far and the onerous transfer of the rights derived from the FUTURE CONCESSIONS become formalized by virtue of the CONTRACT.

TRANSFER OF MINING RUGHTS CONTRACT PROMISE SUBSCRIBED ON THE 26TH APRIL 2011 BETWEEN CORPORACIÒN KEDAH, S. A. DE C. V., AND AMERICAN METAL MINING, S. A. DE C. V.

THIRD. DURATION: PARTIES agree that this present contract will have a duration between the dates of its subscription and the 31st December 2011, dateline for the subscription and ratification of the CONTRACT.

In case the contract cannot be subscribed and ratified prior to the duration of same by any reason or cause, the contract will lose all effect without harm to the parties who may agree upon an extension.

It is expressly convened that in case the FUTURE CONCESSIONS are not adequately registered before the competent authority as of the end of this present contract by any reason or cause, the PRINCIPAL must immediately return the advances that the ASSIGNEE has delivered regarding the price agreed upon for the transfer under the terms of the foregoing clause.

FOURTH. ADDRESSES AND CONTACT TELEPHONES: PARTIES agree in indicating as their addresses and contact telephones for any and all purposes regarding the execution and compliance of the terms and conditions of this present instrument, and well as to deliver announcements, notifications and other communications related with same, the following:

PRINCIPAL Av. Independencia 2812 Col. Santa Rosa, C. P. 31050 Ciudad de Chihuahua, Chihuahua Phone: 01-614-415-1971	ASSIGNEE Calle California 5101, local 206 Edificio Ejecutivo Vèrtice Col. Hacienda de Sta. Fe C.P. 31214 Phone: 01-614-200-8483

In case of a change in address or in telephone number, PARTIES agree in notifying their counterpart of such a circumstance at least five (5) natural prior to the date in which the change will factually take place.

FIFTH. ANNOUNCEMENTS, NOTIFICATION AND COMMUNICATIONS: PARTIES convene that any announcement, notification or communication necessary to surrender to their counterparts, must be done in writing.

Sending of such documents can be carried out via two means: 1. Per ordinary couriers service delivered on hand or by certificate mail with acknowledgement of receipt, or; 2. By electronic mail. In this letter case, forwarding will only be considered valid and legally accomplished when reception of the respective electronic mail is confirmed likewise, electronically, within the following three (3) natural days in an expressed manner through an answering and confirmation service sent back by the addressee.

SIXTH. PARTIES agree that the totality of announcements, notification or communications necessary to be issued as derived from the terms and conditions of this present instrument must be forwarded indistinctly to the following persons:

PRINCIPAL HECTOR MANUEL CERVANTES SOTO AGUSTÌN CERÒN GUEDEA	ASSIGNEE RAMIRO TREVIZO LEDEZMA RAMIRO TREVIZO GONZÀLEZ

In case it is their will to change the personnel contacts, PARTIES agree in notifying their counterparts of such a fact at least 5 (five) natural days in advance before the factual date of change of contact personnel. Not complying to the obligation described herein will imply that announcements, notification or communications sent and delivered in the name of the original addressees of the PARTY carrying out the change, will hold all legal effects in favor of the PARTY not having been advised in all opportunity as of the date of delivery and for as long as the non compliance subsists

SEVENTH. TOTALITY OF THE CONTRACT: PARTIES  accept that this present agreement contains the totality of the agreements between them regarding the object and leaving without effect as well as cancelling the whole of agreements, reports, negotiations, correspondence, commitments and communications carried out previously between them either in writing o verbally.

TRANSFER OF MINING RUGHTS CONTRACT PROMISE SUBSCRIBED ON THE 26TH APRIL 2011 BETWEEN CORPORACIÒN KEDAH, S. A. DE C. V., AND AMERICAN METAL MINING, S. A. DE C. V.

EIGHTH. APPLICABLE LAW: This present instrument will abide and will be interpreted in agreement with the Mining Law, its Rulings and the Federal Civil Code among other applicable and legal dispositions in the United States of Mexico.

NINTH. JURISDICTION: In case controversies may arise in relation with the validity, intention, interpretation, execution or compliance of this contract, PARTIES expressly agree to submit same before the competent courts of law of the Morelos Judicial District in the City of Chihuahua, State of Chihuahua, surrendering as of this moment any other jurisdiction or privilege that might correspond to them by reason of their present or future domiciles, or by any other circumstance.

BOTH PARTIES IN THE KNOWLEDGE OF THE FORCE AND LEGAL REACH OF THIS PRESENT CONTRACT, SUBSCRIBE IT BEING TOGETHER IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAHUA, ON THE TWENTY SIXTH APRIL OF THE YEAR TWO THOUSAND AND ELEVEN.

PRINCIPAL CORPORACION KEDAH, S.A. DE C.V. Represented in this act by: HÈCTOR MANUEL CERVANTES SOTO	ASSIGNEE AMERICAN METAL MINING S. A. DE C. V. Represented in this act by: RAMIRO TREVIZO GONZÀLEZ